A NASDAQ Traded Company - Symbol HBNC

Forward-Looking Statements
 This presentation may contain forward-
 looking statements regarding financial
 performance, business prospects, growth
 and operating strategies. For these
 statements, Horizon claims the protection
 of the safe harbor for forward-looking
 statements contained in the Private
 Securities Litigation Reform Act of 1995.

 *Based on price at the close of business on June 30, 2010 at $21.33 per share
**Total assets and deposits as of June 30, 2010
***Horizon is closing two branches by September 30, 2010
Horizon is a Retail Bank
Corporate Profile
• Shares Outstanding    3.3 Million
• Market Cap*   $70.3 Million
• Total Assets**   $ 1.5 Billion
• Total Deposits**  $ 1.0 Billion
• Branches***    23
• Ownership
 – Insiders     10%
 – Employee Benefit Plans  16%
 – Institutional & Mutual Funds 19%

= Current Locations
= American Trust Branches to Stay Open
= Branches to Close
Allegan County
Barry Count
Van Buren County
Kalamazoo County
Michigan
Berrien County
Cass County
St. Joseph County
Chicago
Cook County
Illinois
St. Joseph County
LaGrange County
LaPorte County
Indiana
Will County
Lake County
Marshall County
Noble County
Starke County
Kosciusko County
nkakee County
Jasper County
Whitley County
Newton County
Pulaski County
Fulton County
94
80
90
57
294

Locations
Michigan City
South Bend
Elkhart
Whiting
Kalamazoo
St. Joe / Benton Harbor
Crown Point
Valparaiso

FRANCISCAN POINT
Pavilion A
Franciscan Express Care
Sports Medicine Institute
Working Well

PURDUE
UNIVERSITY
NORTH CENTRAL

Diversified Employment Base

Ranked #1
Retirement Community for Chicago Area

200,000
150,000
100,000
50,000
0
LaPorte County
Porter County
Lake County
Berrien County
St. Joseph County
Elkhart County
Kalamazoo County
Total Households
Number of Horizon Households

Households 2009	LaPorte County	Porter County	Lake County	Berrien County	St. Joseph County	Elkhart County	Kalamazoo County
Total Households	41,034	63,044	189,426	66,193	99,543	71,984	100,196
# of Horizon Households	13,522	6,416	5,052	7,037	1,843	1,636	410
% Horizon of Total	33%	10%	3%	11%	2%	2%	0%

Total household information obtained from Demographics Now
Household Growth Opportunities

2009 Business Summary	
Total Establishments	58,138
Horizon Business Households	**4,175**
Average Employee Size	15

2009 Establishments by Employee Size	Count	%
1-4 Employees	31,962	55.0%
5-9 Employees	11,294	19.4%
10-19 Employees	6,858	11.8%
20-49 Employees	4,892	8.4%
50-99 Employees	1,814	3.1%
100 + Employees	1,318	2.3%

2009 Major Industry	Employees	%	Establishments	%	Avg Size
Services (SIC 70-89)	336,642	39.6%	24,951	42.9%	14.0
Retail Trade (SIC 52-59)	175,917	20.7%	12,207	21.0%	15.0
Finance, Insurance & Real Estate (SIC 60-69)	38,848	4.6%	5,280	9.1%	7.0
Construction (SIC 15-17)	36,291	4.3%	4,133	7.1%	9.0
Manufacturing (SIC 20-39)	127,326	15.0%	2,817	4.8%	43.0
Wholesale Trade (SIC 50-51)	50,242	5.9%	2,683	4.6%	18.0
Agricultural, Forestry, Fishing (SIC 01-09)	7,093	0.8%	1,147	2.0%	6.0

Counties: Elkhart County, La Porte County, Lake County, Porter County, St. Joseph County, Berrien County,
Kalamazoo County. Information obtained from Demographics Now
Business Growth Opportunities

County	2000 Total Market Deposits	2009 Total Market Deposits	Market Growth Since 2000	2000 HBNC Deposits	2009 HBNC Deposits	HBNC Growth Since 2000
La Porte Co., IN	$1,105	$1,349	22%	$336	$492	47%
Porter Co., IN	$1,362	$2,155	58%	$39	$164	319%
Berrien Co., MI	$1,874	$1,889	1%	$65	$148	130%
Lake Co., IN	$5,438	$7,433	37%	0	$127	n/a
St. Joseph Co., IN	$3,129	$3,935	26%	0	$10	n/a
Elkhart Co., IN	$1,642	$2,305	40%	0	$13	n/a
Kalamazoo Co., MI	$2,011	$2,696	34%	0	0	n/a
(Millions)
Growing Markets & Increasing Market Share

American Trust & Savings Acquisition
Accretive to Earnings Per Share
• Purchase & Assumption
 – Assets ≈ $108 million
 – Deposits ≈ $110 million
• Financial
 – Annual earnings after tax run rate estimated at $0.27 and
 $0.33 diluted EPS
 – $664,000 in transaction costs have been expensed in 2010
• Good Asset Quality
 – Non-performing loans less than $400,000
 – Delinquency less than 1.0%

1.10
0.85
0.60
0.35
0.10
-0.15
-0.40
-0.65
Horizon
0.86
Indiana
0.59
National
0.18
Michigan
-0.37
Horizon
0.78
Indiana
0.39
Michigan
-0.36
National
-0.34

Source: Uniform Bank Performance Reports. Indiana and Michigan are state averages for all insured commercial banks. National is all insured commercial banks with assets between $1 billion and $3 billion.
2008
2009
Horizon More Profitable Than State & National Peers
As Measured By Return On Average Assets

1/2
1/2
1/2
1/2
1/2
1/2
Source of Ratings: www.bauerfinancial.com - Telephone: 800.388.6686
Star Ratings as of December 31, 2009 and through April 16, 2010
Horizon is a Top Rated Bank
• Indiana
 – Horizon
 – Centier
 – 1st Source
 – La Porte Savings
 – First Midwest
 – Peoples Bank
 – Citizens Financial
 – Standard Bank
• Michigan
 – Chemical
 – Flag Star
 – Edgewater
 – New Buffalo Savings
• Big Banks
 – Chase Bank USA
 – Bank of America
 – 5th 3rd
 – PNC
 – Wells Fargo

(Millions)
$9.0
$8.0
$7.0
$6.0
$5.0
$4.0
$3.0
$2.0
$3.8
$4.1
$5.5
$6.5
$6.9
$7.1
$7.5
$8.1
$8.9
$9.1
$4.3
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010

Record Earnings - Ten Consecutive Years
CAGR 10.29%
2000 to 2009
YTD
6 months

(Millions)
$25.0
$20.0
$15.0
$10.0
$5.0
$0.0
$7.6
$8.2
$10.0
$10.5
$10.4
$11.6
$11.2
$13.9
$18.4
$24.8
$11.5
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010

Strong Growth in Pre-Tax Pre-Provision Earnings
CAGR 14.04%
YTD
6 months
2000 to 2009

3.91%
3.94%
3.87%
3.43%
3.31%
3.28%
3.01%
3.10%
3.45%
3.66%
3.66%
NIM
$50.0
$40.0
$30.0
$20.0
$10.0
$0.0
(Millions)
$18.7
$19.8
$23.2
$24.2
$25.4
$30.9
$31.5
$32.8
$37.4
$44.8
$22.9
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
Net Interest Income

Improving Net Interest Margin
YTD
6 months

75.0%
70.0%
65.0%
60.0%
70.20%
72.00%
70.10%
70.20%
71.10%
71.50%
73.07%
69.00%
64.05%
60.37%
63.23%
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
Horizon
Peer Group (70.40%)

Peer Data Source: KBW Report dated June 2010 covering Indiana Publicly Traded Banks; peer data represents a peer average and is as of June 2010 for all periods reviewed.
Horizon Exceeds Peer Average for Efficiency
YTD
6 months

(Millions)
$1,600
$1,400
$1,200
$1,000
$800
$600
$400
$200
$532
$588
$720
$757
$914
$1,028
$1,222
$1,259
$1,307
$1,343
$1,464
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010

Steady Asset Growth
CAGR 10.1%
As of
June
30th
2000 to 2009

$1,000
$900
$800
$700
$600
$500
$400
$300
$200
(Millions)
$404
$438
$511
$561
$607
$847
$881
$808
$811
$895
$937
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010

CAGR 9.23%
2000 to 2009
As of
June
30th
Increasing Core Deposits

Loan Quality

Sound Credit Culture
• Team of Seasoned Underwriters
 – Average Tenure > 20 years
• Primarily an In-Market and Full Recourse Lender
• Predominately a Secured Lender
• Retail & Small Business Focus
 – Average Commercial Loan Size Approximately $250,000
• We Manage Lending Limits
 – House Limit $10 million
 – Legal Limit > $18 million
 – Five Loan Relationships with Balances > $5 million

Development and Spec Land Loans $10.2
Construction - Spec Homes $3.0
Commercial and Industrial $52.0
Automotive /RV $7.1
Other $10.4
Owner Occupied RE $132.4
Non Owner Occupied RE $114.2

“Low Percentage” of Development Loans
Commercial Loans As a Percent of Total Loans at June 30, 2010
Dollars in Millions
14%
12%
6%
0.3%
1%
1%
0.8%

Owner Occupied CRE $2.2 9%
Non Owner Occp. CRE $6.4 27%
Other $1.4 6%
Residential TDR's $3.4 14%
Construction-Spec Homes $0.2 1%
Residential $7.5 31%
Automotive and RV $- 0%
Commercial & Industrial $1.4 6%
Development & Spec Land Loans $1.6 6%

Diversity in Non-Performing & Real Estate Owned
Non-Performing and REO By Classification at June 30, 2010
Dollars in Millions
Non-Performing Loans - $17.8
Other Real Estate Owned - $2.9

$2,800
$2,300
$1,800
$1,300
$800
$300
$(200)
Thousands
Direct
Indirect
Home Equity Line of Credit
Mortgage
Commercial
2005
2006
2007
2008
2009
2010 YTD Through 2nd Qtr

Consumer Loans Lead in Dollars Charged-off
By Type Of Loan

Horizon Builds Loan Loss Reserve

Allowance for Loan Losses to Total Loans
1.14%
1.02%
1.09%
1.29%
1.80%
1.77%
18,000
16,000
14,000
12,000
10,000
8,000
6,000
4,000
2,000
0
Thousands
$649
$8,368
$535
$8,738
$853
$9,791
$5,949
$11,410
$8,998
$16,015
$5,705
$16,543
2005
2006
2007
2008
2009
2010 YTD
Net Charge-Offs
Allowance

As of
June
30th

5.00%
4.50%
4.00%
3.50%
3.00%
2.50%
2.00%
1.50%
1.00%
0.50%
0.00%
2005
2006
2007
2008
2009
2010
4.96%
4.79%
3.31%
3.06%
3.13%
2.19%
2.11%
1.87%
2.15%
1.29%
0.88%
1.29%
0.99%
0.67%
0.95%
0.56%
0.32%
0.38%
0.29%
Horizon
Indiana Peer
National Peer

Horizon Outperforms Peer Groups
Non-Performing Loans Plus OREO to Gross Loans Plus OREO
Source: FDIC Uniform Bank Performance Reports. Peer is a custom group of 18 publicly traded banks headquartered in the state of
Indiana. National peer group consists of insured commercial banks having assets between 1 billion and 3 billion.
1st Qtr
2010
2nd Qtr

Invest in Horizon

Source: www.bauerfinancial.com - Telephone: 800.388.6686

Highly Regarded In Our Communities
• Nine out of Ten Customers - Would Refer a Friend
• Best Bank - The News Dispatch Readers Poll - Nine out
 of Last Ten Years
• Best Trust Company - NW Indiana Business Quarterly
• Best Place to Work - NW Indiana Business Quarterly
• Family Friendly Work Policies - Clarian Award
• Ranked in the Top 200 Community Banks for
 Financial Performance - US Banker Magazine
• Five Star Rating - Bauer Financial

Stable Performance & Growth
• Earnings Growth for Ten Consecutive Years
• Diversified Revenue Streams
• Efficient Operations
• Lake Michigan Corridor Primed for Growth
• Super Regional Banks Cutting Back - Market Share
 Opportunities
• Opportunities Increasing for Healthy Banks

	Horizon Bancorp*	Avg. Indiana Banks**
Dividend Yield	3.2%	2.0%
Price to Book	75.9%	80.5%
Price to Tangible Book	84.0%	87.5%
Price to Earnings (LTM)	9.6x	24.1x
*Horizon Bancorp data as of June 30, 2010
**Peer Data Source: KBW Report as of June 2010 Covering Indiana Publicly Traded
Horizon is an Attractive Value

1 Year
07/13/10
150.00
147.50
145.00
142.50
140.00
137.50
135.00
132.50
130.00
127.50
125.00
122.50
120.00
117.50
115.00
112.50
110.00
107.50
105.00
102.50
100.00
97.50
95.00
92.50
90.00
87.50
Aug
Sep
Oct
Nov
Dec
2010
Feb
Mar
Apr
May
Jun
Jul
EDGAR Online
HBNC
BANK

5 Year
07/13/10
130
125
120
115
110
105
100
95
90
85
80
75
70
65
60
55
50
45
40
35
30
25
20
15
10
5
Oct
06
Apr
Jul
Oct
07
Apr
Jul
Oct
08
Apr
Jul
Oct
09
Apr
Jul
Oct
10
Apr
Jul
EDGAR Online
HBNC
BANK

Horizon Outperforms NASDAQ Bank Index

A NASDAQ Traded Company - Symbol HBNC